Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JACOBS FINANCIAL GROUP, INC. (the "Company") on Form 10-Q for the period ended August 31, 2008 (the “Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Company’s Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2008

/s/John M. Jacobs
John M. Jacobs, Chief Executive Officer